UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2012

BELO CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-8598	75-0135890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Record Street Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 977-6606

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 8, 2012, the shareholders of Belo Corp. (the “Company” or “Belo”) approved amendments to, and the restatement of, the Company’s Certificate of Incorporation to (i) reduce the par value of Belo’s common stock to $0.01; (ii) modernize the definition of a “Permitted Transferee” of Series B Common Stock to include limited liability companies; (iii) eliminate a reference to a banking institution that no longer exists and replace that reference with a generic reference to avoid possible future confusion; and (iv) incorporate into one principal document (a) all prior amendments to the Certificate of Incorporation that had previously been approved by the shareholders and are on file in Delaware as part of the documents constituting the current Certificate of Incorporation of Belo, and (b) the new amendments approved by the shareholders on May 8, 2012. The foregoing description of the amendment and restatement is not complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation of Belo Corp. and its Appendix A, Certificate of Designation of Series B Common Stock, which are incorporated by reference as Exhibit 3.1(i) hereto. The Amended and Restated Certificate of Incorporation of Belo Corp. and the Certificate of Designation of Series B Common Stock became effective with their filing with the Delaware Secretary of State on May 9, 2012. Specimen certificates for the Series A Common Stock and Series B Common Stock of the Company reflecting among other updates, the par value change, are attached as Exhibits 4.1 and 4.2 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Shareholders of Belo Corp. was held on May 8, 2012, in Dallas, Texas. The following are the final voting results and a brief description of each matter submitted to the Company’s shareholders at that meeting. Each proposal is described in more detail in the Company’s Proxy Statement.

Proposal 1: Election of Directors. The shareholders of the Company elected each of the following Class II director nominees nominated by the Company’s Board of Directors. Class II directors are eligible to serve a three-year term until the 2015 annual meeting, except Henry P. Becton, Jr. who at the age of 70 will retire at or before the 2014 annual meeting in accordance with the Company’s bylaw retirement provision. The following is a tabulation of voting results with respect to each director nominee.

Director	Votes For	Withheld	Broker Non-Votes
Peter A. Altabef	160,389,432	5,022,923	9,079,202
Henry P. Becton, Jr.	151,641,113	13,771,242	9,079,202
James M. Moroney III	158,253,710	7,158,645	9,079,202
Lloyd D. Ward	159,615,815	5,796,540	9,079,202

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Ernst and Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 by the following vote:

For	Against	Abstain	Broker Non-Votes
173,283,619	1,160,252	47,686	0

Proposal 3: Approval of the Company’s Restated Certificate of Incorporation. The Company’s shareholders approved the amendment and restatement of the Company’s Certificate of Incorporation by an affirmative vote of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote at the meeting by the following vote:

For	Against	Abstain	Broker Non-Votes
163,447,969	310,220	1,654,166	9,079,202

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1(i)	Amended and Restated Certificate of Incorporation of Belo Corp. and Appendix A, Certificate of Designation of Series B Common Stock

4.1	Specimen Form of Certificate representing shares of the Company’s Series A Common Stock

4.2	Specimen Form of Certificate representing shares of the Company’s Series B Common Stock

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 10, 2012	BELO CORP.

	By:	/s/ R. Paul Fry
R. Paul Fry
Vice President/Investor Relations and Treasury Operations